Exhibit 10.1

Date                                                                   From
March 28, 2002                                                 A. Sandler

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation in ASM International N.V.'s Registration Statements no.'s 33-6184, 33-6185, 33-6186, 33-78628 and 33-93026 on Form S-8 and no.'s 333-8080, 333-11234 and 333-56796 on Form F-3 of our report dated February 11, 2002, on the consolidated financial statements of ASM International N.V., which are included in this annual report on Form 20-F of ASM International N.V., for the year ended December 31, 2001.

/s/ Deloitte & Touche Accountants